MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        ZIONS FIRST NATIONAL BANK
        One South Main Street
        Salt Lake City, Utah  84111

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Gary C. Cornia
        William L. Ensign
        Diana P. Herrmann
        Anne J. Mills
        R. Thayne Robson

OFFICERS
        Diana P. Herrmann, President
        Jerry G. McGrew, Senior Vice President
        Kimball L. Young, Senior Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        757 Third Avenue
        New York, New York 10017


Further information is contained in the Prospectus, which must precede or accompany this report.


                                     ANNUAL
                                     REPORT

                                 JUNE 30, 2000

[Logo of Tax-Free Fund For Utah: a rectangle containing desert boulders with the sun rising behind them]

                               TAX-FREE FUND FOR
                                      UTAH

                          A TAX-FREE INCOME INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Fund For Utah: a rectangle containing desert boulders with the sun rising behind them]

                             TAX-FREE FUND FOR UTAH

                                 ANNUAL REPORT

                                  "CONSISTENCY"


                                                                 August 18, 2000

Dear Fellow Shareholder:

     If there is one word that captures the essence of Tax-Free Fund For Utah, that word is "CONSISTENCY."

     The Fund has constantly attempted to provide:

     *    CONSISTENCY of share value,

     *    CONSISTENCY in the TAX-FREE return produced by the Fund

     *    CONSISTENCY of quality of investments and

     *    CONSISTENCY in the type of investments for the Fund.

CONSISTENCY OF SHARE VALUE

     As you are aware, management of the Fund cannot control interest rates or their effect upon the market. Interest rates are primarily controlled by the Federal Reserve Board. The Fed increases or decreases rates as they feel is necessary in order to maintain the stability and growth potential of the economy of the United States.

     When the Federal Reserve feels that growth in the economy is increasing at too rapid a pace, they tend to increase interest rates and reduce the supply of money in order to slow down the rate of growth. (This is what has happened during the past year or so.) On the other hand, when the Federal Reserve feels that the economy needs stimulation, there is a tendency to decrease interest rates and increase the supply of money in order to provide an additional impetus to the overall economy.

     Interest rate changes have the effect in the marketplace of creating changes in the share value of fixed-income securities such as the Fund. As we have previously indicated, when interest rates go up, the share value goes down. And, when interest rates go down, the share value goes up. What we have done is to use various investment management techniques to dampen the swings that can occur in the share value of the Fund.

     Despite the variations in share price that have taken place since the inception of the Fund, management of the Fund has strived to provide, to the maximum extent possible, CONSISTENCY in the value of the Fund's shares. This you will note from the chart below.


[Graphic of a bar chart with the following information:]

                     SHARE NET ASSET VALUE
            7/24/92                         $9.60
            12/31/92                         9.57
            12/31/93                        10.14
            12/31/94                         8.95
            12/31/95                        10.05
            12/31/96                         9.92
            12/31/97                        10.22
            12/31/98                        10.29
            12/31/99                         9.21
            6/30/2000                        9.35


     Since the majority of investors using the Fund are pre-retirees or retirees, this action by the Fund of maintaining a stable share value is what we feel is in the best interest of all shareholders. We want you to know that when you need money from your investment in the Fund, it is THERE - at approximately the same value that it has been all along.

CONSISTENCY IN THE TAX-FREE RETURN PRODUCED BY THE FUND

     When you look at the Fund in terms of income produced on a year-by-year basis, you will observe that we have tried to provide the maximum level of yearly TAX-FREE return as can be produced by a quality-oriented portfolio of municipal securities.

     As you are aware, this level of return will vary from year to year as interest rate changes by the Federal Reserve affect the overall marketplace. Nevertheless, there is a CONSISTENCY to the level of return that the Fund would like to provide for you and other shareholders.

     Although the income level received by shareholders will vary from year to year, it does have a CONSISTENCY to it. And, this is why shareholders buy and own the Fund - for that CONSISTENCY of TAX-FREE income.

     During recent years, the level of SPENDABLE TAX-FREE return provided to shareholders has ranged between 4.30% to 5.46% based upon an average share value of the Fund.

     Shareholders of Tax-Free Fund For Utah should not buy or sell the Fund based upon capital appreciation, such as they would with an equity or stock fund.

     An analogy for a shareholder of Tax-Free Fund For Utah would be a person buying a dairy cow for the steady stream of milk it supplies, not for what it might be worth when he/she sells it.

     What the Fund is providing is a relatively steady stream of TAX-FREE income and a relatively stable share value.

     Shareholders buy and hold their position in Tax-Free Fund For Utah for the longer term, not for a quick in and out. Therefore, shareholders do NOT and should NOT look upon the Fund for its total return - but, rather for the income stream it provides in the form of TAX-FREE dividends.

     Also, when you look at the recent level of TAX-FREE income provided by the Fund and measure that against the taxable income required to provide the same amount of money in your pocket, here's what things look like.


[Graphic of a bar chart with the following information:]

           TAX-FREE FUND FOR UTAH'S DOUBLE TAX-FREE DISTRIBUTION RATE
             AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN INVESTOR
                   WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

                            RATE OF RETURN
                 DOUBLE TAX-FREE DISTRIBUTION RATE      TAXABLE EQUIVALENT RATE
 TAX BRACKET
     28%                      5.19%                              7.75%
     31%                      5.19%                              8.09%
     36%                      5.19%                              8.87%
     40%                      5.19%                              9.42%


CONSISTENCY OF QUALITY OF INVESTMENTS

     Since   inception  of  the  Fund,   management  has   CONSISTENTLY   sought
high-quality investments for its shareholders.

     We don't like surprises. Nor, do shareholders like surprises. We believe the best way to avoid surprises is to stick with quality.

     The pie chart below gives you a breakdown of the quality of the individual securities of the Fund as at the Annual Report date of June 30, 2000.


[Graphic of a pie chart with the following information:]

            PORTFOLIO DISTRIBUTION BY QUALITY

            AAA                         62.5%
            AA                          16.6%
            A                           5.0%
            Below A and not rated       15.9%


     As you will recall, the Fund's prospectus restricts its investments to only the top four quality securities - AAA, AA, A, Baa - although there are nine different grades of quality associated with municipal bond investing ranging from the highest to the lowest. We have always tried to make sure that shareholders know that, to the maximum extent possible, their invested money will be there when they need it. The best way we know to accomplish this objective is by sticking with quality.

     This is why we CONSISTENTLY seek to maintain most of the Fund's money in the upper quality securities - AAA AND AA. As you will appreciate, the exact level of quality will vary from time to time based upon availability of securities in the marketplace to achieve the Fund's objective.

CONSISTENCY IN THE TYPE OF INVESTMENTS FOR THE FUND

     Management of Tax-Free Fund For Utah has CONSISTENTLY embraced the idea that your investment should not only help shareholders financially, but also help your state and its communities. Thus, investments in the Fund are as diversified as possible. Diversification geographically and by type of project is another way of ensuring that your money is doing the best job possible for not only you, but also for your community and state.


            PORTFOLIO DISTRIBUTION BY MARKET SECTOR

            Education                              4.4%
            Healthcare                            14.9%
            Housing                               18.5%
            Industrial                             1.6%
            Leases                                19.6%
            Transportation                         6.6%
            Utilities                              2.3%
            Water and Sewer                       13.8%
            County/City/School District           15.2%
            Other                                  3.1%



SUMMARY

     As we have tried to illustrate in this report to you, the essence of Tax-Free Fund For Utah is CONSISTENCY. This is what we feel that shareholders are primarily interested in. And, this is exactly what we are trying to provide to you and other shareholders.

CONSISTENCY OF APPRECIATION

     As always, we again wish to express our appreciation for the confidence you have shown by your investment in Tax-Free Fund For Utah. We can assure you that we will CONSISTENTLY do our best to merit your continued level of trust.


            Sincerely,

Diana P. Herrmann
President

Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund For Utah at its inception in July, 1992 and maintaining this investment through the Fund's latest fiscal year-end, June 30, 2000 as compared with the Lehman Brothers Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.


[Graphic of a line chart with the following information:]

                                                                        FUND'S CLASS A SHARES
          LEHMAN BROTHERS MUNICIPAL BOND INDEX                 WITH SALES CHARGE    WITHOUT SALES CHARGE        COST OF LIVING INDEX
7/92                   $10,000                                      $ 9,600               $10,000                      $10,000
6/93                    10,869                                       10,514                10,953                       10,270
6/94                    10,891                                       10,460                10,896                       10,526
6/95                    11,851                                       11,509                11,988                       10,846
6/96                    12,638                                       12,094                12,598                       11,152
6/97                    13,684                                       13,160                13,708                       11,401
6/98                    14,867                                       14,233                14,826                       11,593
6/99                    15,277                                       14,400                15,000                       11,821
6/00                    15,775                                       14,482                15,086                       12,263



                                     AVERAGE ANNUAL TOTAL RETURN
                                   FOR PERIODS ENDED JUNE 30, 2000
                                                                SINCE
                              1 YEAR          5 YEARS         INCEPTION

Class A (7/24/92)
    With Sales Charge         (3.44)%          4.10%            4.77%
    Without Sales Charge       0.57            4.95             5.31

Class C (5/21/96)
    With CDSC                 (1.32)            n/a             3.54
    Without CDSC              (0.33)            n/a             3.54

Class Y (5/21/96)
    No Sales Charge            0.86             n/a             4.84

Lehman Index                   3.25            5.89             5.93 (Class A)
                               3.25             n/a             5.86 (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGER'S ANALYSIS

FISCAL 2000 REVIEW

     The latest fiscal year, July 1, 1999 through June 30, 2000, saw higher than normal volatility in interest rates. AA rated General Obligation municipal bonds with a 10-year maturity ranged in yield from 4.78% to 5.47% over the year and had four distinct cycles of up and down moves. For the entire period yields rose 30 basis points from 4.88% to 5.18%. This rise in rates caused most bond prices to fall resulting in a drop in Net Asset Value. Municipal yields relative to U.S Treasury yields were attractive over most of the period except in late December and early January when municipal bonds rallied in the face of weak supply. Generic 10-year municipals ended the period yielding about 85% of treasuries, which is about average for the last 4-5 years.

     One interesting development was the perceived "shortage" of long-term (25-30 years) securities available in the U.S Treasury market. This resulted in lower yields on the long end of the Treasury curve relative to shorter maturities. The municipal market does not have the same supply constraints and saw no such falloff in longer rates. As a result, longer municipal yields are particularly attractive relative to Treasuries.

FISCAL 2001 STRATEGY

     The Federal Reserve has continued to rein in money supply growth. This, along with higher short-term interest rates and higher energy costs, appears to be having the intended consequence of slowing the economy. We would note rising initial unemployment insurance claims, declining lumber prices and housing sales, anecdotal evidence of a lack of manufacturing pricing power and growth forecasts, and more overall more signs of weakness showing up than signs of strength. One correlation that has developed over recent years is between the stock market and the economy. It appears that with a greater percentage of people's savings invested in the stock market that the swings of the market are directly influencing consumer confidence and spending patterns. Contrary to recent perceptions of a Federal Reserve without influence, this correlation actually makes it easier for the Fed to fine-tune the economy than had previously been the case. We look for the economy to provide a solid foundation for good bond returns.

     Bond calls reach a mini-peak on June 1 and a higher peak on July 1 of each year. We have viewed this as a positive since reinvestment would be into a market of lower supply and stable fund flows. In addition, recent favorable performance in the taxable sector and some evidence of reallocation away from equities should result in a continuation of the recent firm municipal market.

     The Utah municipal market continues to benefit from conservative fiscal management in most municipalities. To add value in the Fund we have looked to add quality bonds in the housing sector, smaller community bonds, and selected "structure" stories, such as securities that we feel provide a high likelihood of being advance refunded. We think there is opportunity in purchasing securities that fit into these higher returning categories. Recently, the magnitude of difference between Utah and other states on yields of comparable quality bonds has been unusually high. We see opportunities on a limited basis to add attractive non-Utah bonds to the portfolio to take advantage of spread differences. Overall, we hope to find securities that will help us increase the relative yield, lower the volatility and improve the total return.

[Logo of KPMG LLP: four solid squares with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund For Utah:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund For Utah, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund For Utah as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             /s/ KPMG LLP
										--------------

New York, New York
August 4, 2000

                             TAX-FREE FUND FOR UTAH
                            STATEMENT OF INVESTMENTS
                                 JUNE 30, 2000

                                                                                     RATING
   FACE                                                                              MOODY'S/
  AMOUNT       GENERAL OBLIGATION BONDS (15.7%)                                        S&P                 VALUE
               CITY, COUNTY AND STATE (9.0%)
$   405,000    Brian Head, Utah, 6.500%, 03/15/24                                    NR/NR*            $    410,063
  2,095,000    Clearfield City Utah, MBIA Insured,
                    5.125%, 02/01/18                                                 NR/AAA               1,943,112
    295,000    Hurricane, Utah, Asset Guaranty Insured,
                    5.400%, 11/01/09                                                 NR/AA                  298,319
    100,000    Indianapolis, Indiana Local Public Improvement,
                    6.000%, 1/10/18                                                  Aaa/AAA                101,500
    400,000    Weber County, Utah Unlimited Tax, FGIC Insured,
                    5.625%, 01/15/11                                                 Aaa/AAA                406,000
                                                                                                          3,158,994

               SCHOOL DISTRICT (6.3%)
  1,000,000    Jackson & Williamson County, Illinois School District,
                    AMBAC Insured, 6.250%, 12/01/15                                  Aaa/AAA              1,056,250
  1,000,000    Jackson & Williamson County, Illinois School District,
                    AMBAC Insured, 6.500%, 12/01/18                                  Aaa/AAA              1,060,000
    120,000    Rich County Utah School, School District XX
                    5.500%, 12/15/09                                                 NR/NR*                 120,600
                                                                                                          2,236,850

               TAX ALLOCATION (0.4%)
    165,000    Ogden Utah Neighborhood Dev A Tax Allocation,
                    zero coupon, 12/30/05                                            A3/NR                  123,131
                                                                                                            123,131
                    Total General Obligation Bonds                                                        5,518,975


               REVENUE BONDS (80.1%)
               EDUCATION (4.3%)
  1,000,000    Salt Lake City, Utah Westminster College
                    5.750%, 10/01/27                                                 NR/BBB                 941,250
    375,000    Southern Utah University Revenue, 6.300%, 06/01/16                    NR/NR*                 379,687
    200,000    University of Utah Revenue Refunding, (Biology Research
                    Facilities), MBIA Insured, 5.500%, 04/01/11                      Aaa/AAA                201,750

                                                                                                          1,522,687


               HEALTH (14.5%)
    315,000    California Health Facilities, Hospital of the Good
                    Samaritan, 7.000%, 09/01/21                                      Ba1/BBB                310,275
    500,000    Lufkin Texas Health Facs D  Hospital Revenue S
                    6.875%, 02/15/26                                                 NR/BBB-                465,000
    400,000    Minneapolis & St. Paul Minnesota, 6.900%, 10/15/22                    Baa1/BBB+              402,500
    380,000    New Hampshire Higher Education, Androscoggin
                    Hospital, 5.800%, 11/01/27                                       NR/A-                  338,675



$   400,000    Pike Cnty Ohio Facs Hospital Revenue S
                    6.3500%, 07/01/07                                                NR/NR*            $    394,500
  2,000,000    Utah County, Utah Hospital Revenue, IHC Health
                    Services, MBIA Insured, 5.250%, 08/15/21                         Aaa/AAA              1,855,000
    400,000    Washington County Pennsylvania, 7.350%, 06/01/13                      NR/NR*                 390,000
    500,000    Weber County, Utah Hospital Revenue, IHC Health
                    Services, 5.000%, 08/15/30                                       Aa2/AA                 417,500
    500,000    Wisconsin State Health, Hess Memorial Hospital,
                    7.875%, 11/01/22                                                 NR/NR*                 520,000
                                                                                                          5,093,450

               INDUSTRIAL DEVELOPMENT (1.2%)
    250,000    Sandy City, Utah Industrial Development, H Shirl Wright
                    Project, LOC Olympus Bank, 6.125%, 08/01/16                      NR/AAA                 254,375
    170,000    West Valley City, Utah Development Agency Tax Inc.,
                    6.000%, 03/01/24                                                 NR/A-                  170,213
                                                                                                            424,588

               LEASE (19.4%)
  1,000,000    Logan, Utah Municipal Building Authority, AMBAC
                    Insured, 5.200%, 04/01/18                                        Aaa/NR                 938,750
  1,280,000    Salt Lake County, Utah Municipal Building Authority,
                    Lease Revenue A, 5.850%, 10/01/17                                Aa3/AA-              1,291,200
  1,110,000    Salt Lake City, Utah Municipal Building Authority,
                    6.000%, 10/15/14                                                 Aa3/A+               1,143,300
  1,000,000    St. George, Utah Interlocal Agency Revenue,
                    AMBAC Insured, 5.125%, 12/01/17                                  NR/AAA                 945,000
    350,000    Utah State Building Ownership Authority,
                    5.750%, 08/15/08                                                 Aa1/AA                 355,250
  2,000,000    Utah State Building Ownership Authority,
                    FSA Insured, 5.250%, 05/15/20                                    Aaa/AAA              1,897,500
    250,000    Utah State Municipal Finance Corp. Local
                    Government Revenue,
                    6.400%, 08/01/09                                                 A1/A                   258,437
                                                                                                          6,829,437

               HOUSING (17.7%)
    500,000    Boulder County Colorado, Multi Family Housing,
                    6.250%, 06/01/19                                                 NR/NR*                 458,750
    630,000    Colorado Housing Authority, 6.750%, 10/01/21                          Aa2/NR                 666,225
    205,000    Idaho Housing Finance Agency FHA, VA, FMHA
                    Mortgages, 6.400%, 07/01/11                                      Aa1/NR                 210,638
    175,000    Idaho Housing Finance Agency FHA, VA, FMHA
                    Mortgage, 6.600%, 07/01/15                                       Aaa/NR                 183,094



$   255,000    Nevada Housing Division FHA/VA Mortgages
                    6.55%, 10/01/11                                                  Aa2/NR          $      265,200
    500,000    Provo City Utah Hsg Auth, 5.800%, 07/20/22                            Aaa/NR                 486,250
    225,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, Series E-1,
                    6.600%, 07/01/11                                                 NR/AA                  231,750
    195,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, Series 1994C,
                    6.350%, 07/01/11                                                 Aa2/NR                 200,850
    285,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, 7.250%, 07/01/11                       Aa2/AA                 299,250
    585,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, 6.900%, 07/01/12                       NR/AAA                 599,625
  1,390,000    Utah State Housing Finance Agency, Single Family
                    Housing Mortgage Revenue, Series 1994C,
                    5.650%, 07/01/16                                                 Aaa/AAA              1,367,413
    360,000    West Jordan Utah Multi Family Housing
                    6.80%, 01/01/15                                                  Aaa/AAA                374,850
    645,000    Washington State Housing , Single Family Housing
                    Mortgage Revenue, 6.050%, 12/01/16                               Aaa/NR                 653,062
    225,000    Wisconsin Housing and Economic Development,
                    Series C, MBIA Insured, 5.800%, 11/01/13                         Aaa/AAA                226,406
                                                                                                          6,223,363

               US GOVERNMENT ESCROW (0.7%)
    250,000    Maricopa County Arizona, MBIA Insured, escrowed
                    to maturity, 7.000%, 12/01/13                                    Aaa/AAA                257,138
                                                                                                            257,138

               TRANSPORTATION (6.5%)
    150,000    Michigan St Trunk Line, 5.50%, 10/01/21                               Aa3/AA                 145,125
    875,000    Salt Lake City, Utah Airport Revenue, FGIC Insured,
                    Series B, 5.875%, 12/01/12                                       Aaa/AAA                899,062
    285,000    Salt Lake City, Utah Airport Revenue, FGIC Insured,
                    Series B, 5.875%, 12/01/18                                       Aaa/AAA                289,275
  1,000,000    Utah Transit Authority Sales Tax  Revenue FSA
                    Insured, 5.375%, 12/15/22                                        NR/AAA                 945,000
                                                                                                          2,278,462

               WATER AND SEWER (13.6%)
    345,000    Ashley Valley, Utah, AMBAC Insured,
                    9.500%, 01/01/08                                                 Aaa/AAA                402,356



$ 1,000,000    Detroit Michigan Sewer Disp Re Water and Sewer
                    Services, FGIC Insured, zero coupon, 07/01/20                    Aaa/AAA           $    306,250
    670,000    Granger & Hunter Water Revenue, Utah, FSA Insured,
                    4.625%, 03/01/11                                                 Aaa/NR                 621,425
    300,000    St. George, Utah Water Revenue, AMBAC Insured,
                    5.375%, 06/01/16                                                 Aaa/AAA                294,375
    500,000    Salt Lake City, Utah Water And Sewer Revenue,
                    AMBAC Insured, 5.750%, 02/01/13                                  Aaa/AAA                506,875
  2,000,000    Timpanogos, Utah Water & Sewer Revenue,
                    MBIA Insured, 5.00%, 06/01/19                                    Aaa/AAA              1,820,000
    200,000    Weber-Box Elder Consv Di Water/Sewer Revenue, Utah
                    6.450%, 11/01/14                                                 Baa3/NR                205,500
    335,000    Weber-Box Elder Consv Di Water/Sewer Revenue, Utah
                    6.900%, 11/01/20                                                 Baa3/NR                344,212
    300,000    White City Water Improvement, Utah
                    5.900%, 02/01/22                                                 Aaa/AAA                301,875
                                                                                                          4,802,868

               UTILITY (2.2%)
    790,000    Utah Association Municipal Power Systems Revenue,
                    5.250%, 12/01/09                                                 NR/A                   787,039
                                                                                                            787,039

                                 Total Revenue Bonds                                                     28,219,032

                    Total Investments  (cost $34,462,595**)                 95.8%                        33,738,007
                    Other assets in excess of liabilities                    4.2                          1,469,019
                    Net Assets                                             100.0%                      $ 35,207,026


               (*) Any security not rated must be determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four ratings if a credit rating were to be assigned by a rating service.
               (**) Cost for Federal tax purposes is identical.

                                         PORTFOLIO ABBREVIATIONS:

                    AMBAC    - American Municipal Bond Assurance Corp.
                    FGIC     - Financial Guaranty Insurance Co.
                    FSA      - Financial Security Assurance
                    MBIA     - Municipal Bond Investors Assurance Corp.

See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000

ASSETS
    Investments at value (cost $34,462,595)                                                         $  33,738,007
    Cash                                                                                                  762,065
    Interest receivable                                                                                   613,846
    Receivable for investment securities sold                                                             175,000
    Receivable for Fund shares sold                                                                       107,743
    Due from Manager for reimbursement of expenses (note 3)                                                 5,609
          Total assets                                                                                 35,402,270

LIABILITIES
    Payable for Fund shares redeemed                                                                      107,087
    Dividends payable                                                                                      37,146
    Accrued expenses                                                                                       29,679
    Distribution fees payable                                                                              19,598
    Management fee payable                                                                                  1,734
    Total liabilities                                                                                     195,244

NET ASSETS                                                                                          $  35,207,026

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share              $      37,648
    Additional paid-in capital                                                                         38,355,870
    Net unrealized depreciation on investments                                                           (724,588)
    Accumulated net realized loss on investments                                                       (2,423,757)
    Distributions in excess of net investment income                                                      (38,147)
                                                                                                    $  35,207,026

CLASS A
    Net Assets                                                                                      $  34,170,537
    Capital shares outstanding                                                                          3,653,873
    Net asset value and redemption price per share                                                  $        9.35
    Offering price per share (100/96 of $9.35 adjusted to nearest cent)                             $        9.74

CLASS C
    Net Assets                                                                                      $   1,036,367
    Capital shares outstanding                                                                            110,880
    Net asset value and offering price per share                                                    $        9.35
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
          if redeemed during the first 12 months after purchase)                                    $        9.35*

CLASS Y
    Net Assets                                                                                      $         122
    Capital shares outstanding                                                                                 13
    Net asset value, offering and redemption price per share                                        $        9.36

See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
        Interest income                                                                      $  2,244,305

Expenses:
        Management fee (note 3)                                     $    204,781
        Distribution and service fees (note 3)                            91,683
        Legal fees                                                        38,527
        Shareholders' reports and proxy statements                        29,312
        Trustees' fees and expenses (note 8)                              27,719
        Transfer and shareholder servicing agent fees                     22,223
        Audit and accounting fees                                         19,500
        Custodian fees                                                    16,508
        Registration fees and dues                                         9,281
        Insurance                                                          1,543
        Miscellaneous                                                     17,064
                                                                         478,141

        Management fee waived (note 3)                                  (166,101)
        Reimbursement of expenses by Manager (note 3)                   (126,313)
        Expenses paid indirectly (note 7)                                (13,768)
              Net expenses                                                                        171,959
              Net investment income                                                             2,072,346

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
        Net realized loss from securities transactions                (2,423,756)
        Change in unrealized depreciation on investments                 218,825

        Net realized and unrealized loss on investments                                        (2,204,931)
        Net decrease in net assets resulting from operations                                 $   (132,585)


See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED JUNE 30,
                                                                       2000                      1999
OPERATIONS:
    Net investment income                                          $   2,072,346             $  2,327,932
    Net realized gain (loss) from securities transactions             (2,423,756)                 762,330
    Change in unrealized depreciation on investments                     218,825               (2,618,527)
      Change in net assets from operations                              (132,585)                 471,735

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income                                             (2,161,485)              (2,298,984)
    Net realized gain on investments                                    (232,324)                  -

    Class C Shares:
    Net investment income                                                (54,411)                 (65,213)
    Net realized gain on investments                                      (6,288)                  -

    Class Y Shares:
    Net investment income                                                   (126)                 (20,603)
    Net realized gain on investments                                         (27)                  -
      Change in net assets from distributions                         (2,454,661)              (2,384,800)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
    Proceeds from shares sold                                          3,752,027               45,921,189
    Reinvested dividends and distributions                             1,419,022                1,427,466
    Cost of shares redeemed                                          (16,299,972)             (28,989,047)
      Change in net assets from capital share transactions           (11,128,923)              18,359,608
      Change in net assets                                           (13,716,169)              16,446,543

NET ASSETS:
    Beginning of period                                               48,923,195               32,476,652

    End of period                                                  $  35,207,026             $ 48,923,195


See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund For Utah (the "Fund"), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 21, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 2000, there were no Class I shares outstanding. All classes of shares, represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)       MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

     Zions First National Bank (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets.


     For the year ended June 30, 2000, the Fund incurred fees for advisory and administrative services of $204,781 of which $166,101 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $126,313. Of this amount, $120,704 was paid prior to June 30, 2000 and the balance of $5,609 was paid in early July 2000.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2000, service fees on Class A Shares amounted to $79,463, of which the Distributor received $2,003.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2000, amounted to $9,165. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2000, amounted to $3,055. The total of these payments with respect to Class C Shares amounted to $12,220, of which the Distributor received $6,364.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Utah, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2000, total commissions on sales of Class AShares amounted to $53,367, of which the Distributor received $8,298.


4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 2000,  purchases of securities  and proceeds
from  the  sales  of  securities   aggregated   $19,896,303   and   $33,630,632,
respectively.

     At June 30, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $399,926 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,124,514, for a net unrealized depreciation of $724,588.

     At June 30, 2000, the Fund has a capital loss carryover of $415,533 which expires on June 30, 2008. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable that the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers' ability to meet their obligations.

     The Fund is also permitted to invest in tax-free municipal obligations of issuers in other states and U.S. territories meeting comparable quality standards and providing income which is exempt from both regular Federal and Utah income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Utah issuers are not available in the market. At June 30, 2000, the Fund had 23.9% of its net assets invested in 20 such municipal issues.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.


8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were six Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $3,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting of Shareholders. For the fiscal year ended June 30, 2000, such reimbursements averaged approximately $1,800 per Trustee.

9. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                YEAR ENDED                                 YEAR ENDED
                                              JUNE 30, 2000                              JUNE 30, 1999
                                         SHARES           AMOUNT                  SHARES              AMOUNT
CLASS A SHARES:
    Proceeds from shares sold             368,809      $   3,479,331             4,369,607        $  44,913,787
    Reinvested distributions              147,190          1,379,176               135,169            1,383,403
    Cost of shares redeemed            (1,646,401)       (15,430,650)           (2,553,748)         (26,188,074)
          Net change                   (1,130,402)       (10,572,143)            1,951,028           20,109,116

CLASS C SHARES:
    Proceeds from shares sold              29,475            272,693                98,144            1,007,402
    Reinvested distributions                4,256             39,837                 4,308               44,057
    Cost of shares redeemed               (91,808)          (865,170)              (77,697)            (797,214)
      Net change                          (58,077)          (552,640)               24,755              254,245

CLASS Y SHARES:
    Proceeds from shares sold               -                      3                 -                   -
    Reinvested distributions                    1                  9                     1                    6
    Cost of shares redeemed                  (452)            (4,152)             (193,611)          (2,003,759)
      Net change                             (451)            (4,140)             (193,610)          (2,003,753)
Total transactions in Fund shares      (1,188,930)     $ (11,128,923)            1,782,173        $  18,359,608


                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A
                                                                             YEAR ENDED JUNE 30,
                                                             2000        1999        1998        1997        1996
Net Asset Value, Beginning of Period                         $9.88      $10.24       $9.94       $9.74       $9.59

Income from Investment Operations:
    Net investment income                                     0.48        0.49        0.52        0.52        0.54
    Net gain (loss) on securities (both realized
      and unrealized)                                       (0.44)      (0.36)        0.30        0.21        0.15
    Total from Investment Operations                          0.04        0.13        0.82        0.73        0.69

Less Distributions (note 6):
    Dividends from net investment income                    (0.51)      (0.49)      (0.52)      (0.53)      (0.54)
    Distributions from capital gains                        (0.06)         -           -           -           -

    Total Distributions                                     (0.57)      (0.49)      (0.52)      (0.53)      (0.54)

Net Asset Value, End of Period                               $9.35       $9.88      $10.24       $9.94       $9.74

Total Return (not reflecting sales charge)(%)                 0.57        1.19        8.41        7.72        7.17

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)                 34,171      47,251      29,013      29,071      28,881
    Ratio of Expenses to Average Net Assets (%)               0.42        0.45        0.34        0.28        0.20
    Ratio of Net Investment Income to Average
      Net Assets (%)                                          5.06        4.57        5.06        5.44        5.48
    Portfolio Turnover Rate (%)                              48.99       87.49       11.31        5.09       11.15

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)               1.11        1.04        1.30        1.32        1.29
    Ratio of Net Investment Income to
      Average Net Assets (%)                                  4.37        3.98        4.10        4.40        4.39

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)               0.39        0.38        0.33        0.27        0.19


Note: Effective July 16, 1998, Zions First National Bank became the Fund's Investment Sub-Adviser replacing First Security Investment Management, Inc.

TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (CONTINUED)


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C                                   CLASS Y
                                                                                PERIOD                                     PERIOD
                                                       YEAR ENDED JUNE 30,       ENDED               YEAR ENDED JUNE 30,    ENDED
                                                 2000    1999    1998    1997  6/30/96(1)   2000    1999    1998    1997  6/30/96(1)
Net Asset Value, Beginning of Period              $9.87  $10.23   $9.94   $9.74   $9.77     $9.88  $10.24   $9.94   $9.74   $9.77

Income from Investment Operations:
    Net investment income                          0.38    0.38    0.41    0.44    0.05      0.45    0.45    0.53    0.61    0.06
    Net gain (loss) on securities (both
      realized and unrealized)                   (0.42)  (0.35)    0.29    0.21  (0.03)    (0.38)  (0.32)    0.30    0.21  (0.03)

Total from Investment Operations                 (0.04)    0.03    0.70    0.65    0.02      0.07    0.13    0.83    0.82    0.03

Less Distributions (note 6):
    Dividends from net investment income         (0.42)  (0.39)  (0.41)  (0.45)  (0.05)    (0.53)  (0.49)  (0.53)  (0.62)  (0.06)
    Distributions from capital gains             (0.06)     -       -       -       -      (0.06)     -       -       -       -

    Total Distributions                          (0.48)  (0.39)  (0.41)  (0.45)  (0.05)    (0.59)  (0.49)  (0.53)  (0.62)  (0.06)

Net Asset Value, End of Period                    $9.35   $9.87  $10.23   $9.94   $9.74     $9.36   $9.88  $10.24   $9.94   $9.74

Total Return (not reflecting sales charge) (%)   (0.33)    0.18    7.20    6.80   0.20+      0.86    1.19    8.52    8.69   0.29+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)       1,036   1,667   1,476      41     0.1       0.1       5   1,988      41     0.1
    Ratio of Expenses to Average Net Assets (%)    1.43    1.45    1.36    1.08   0.14+      0.42    0.43    0.37    0.08   0.03+
    Ratio of Net Investment Income to Average
      Net Assets (%)                               4.07    3.57    3.94    4.64   0.50+      4.88    4.45    5.02    5.64   0.61+
    Portfolio Turnover Rate (%)                   48.99   87.49   11.31    5.09  11.15+     48.99   87.49   11.31    5.09  11.15+

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)    1.91    1.85    2.08    2.12   0.23+      0.86    0.96    1.10    1.12   0.11+
    Ratio of Net Investment Income to Average
      Net Assets (%)                               3.58    3.17    3.22    3.60   0.41+      4.43    3.92    4.29    4.60   0.53+

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)    1.39    1.37    1.35    1.07   0.14+      0.39    0.34    0.36    0.07   0.03+

(1) For the period May 21, 1996 (commencement of operations) through June 30, 1996.
 +  Not annualized.


Note: Effective July 16, 1998, Zions First National Bank became the Fund's Investment Sub-Adviser replacing First Security Investment Management, Inc.


See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 2000, $2,071,934 of dividends paid by Tax-Free Fund For Utah, constituting 84.22% of total dividends paid during fiscal 2000, were exempt-interest dividends; $238,636 of dividends paid, constituting 9.70% of total dividends paid during fiscal 2000, were capital gain dividends; and the balance was ordinary dividend income.

     Prior to January 31, 2000, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1999 CALENDAR YEAR.